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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-58175


            SUPPLEMENT DATED OCTOBER 22, 2001 TO THE PROSPECTUS OF
                     MORGAN STANLEY HAWAII MUNICIPAL TRUST
                             DATED JANUARY 30, 2001



     The second paragraph under the section of the Prospectus titled "FUND MANAGEMENT" is hereby replaced by the following:


     The Fund is managed by the Municipal Fixed-Income team. Current members of the team managing the Fund's portfolio include Thomas Byron, a Vice President of the Investment Manager, Dennis Pietrzak, an Executive Director of the Investment Manager, and James F. Willison, a Managing Director of the Investment Manager.